UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 9, 2015

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

In a press release dated February 11, 2015, The Cheesecake Factory Incorporated (the “Company”) announced financial results for the Company’s fourth quarter of fiscal 2014, which ended on December 30, 2014.  The Company also made available a Power Point slide entitled, “Five-Year Plan, Sustainable Long-Term Growth” on its website at http://investors.thecheesecakefactory.com and referenced in item 7.01 below. The Company intends to discuss the content provided on the slide as part of its long-term strategy discussion on its earnings conference call scheduled for today, February 11, 2015 at 2:00 p.m. Pacific Time.  The full text of the press release is furnished as Exhibit 99.1 to this Report and is incorporated by reference into this item 2.02.

ITEM 7.01           REGULATION FD DISCLOSURE

The Power Point slide entitled, “Five-Year Plan, Sustainable Long-Term Growth” has been posted at http://investors.thecheesecakefactory.com and will be discussed during the earnings conference call.

The content of this Power Point slide constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and known and unknown risks, uncertainties and other factors may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by the contents of this slide. The contents of this slide should be read in conjunction with the risks and uncertainties that are detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”), including without limitation the discussion of risk factors contained in the Company’s latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.sec.gov.

The text of the Power Point slide is furnished as Exhibit 99.2 to this Report and is incorporated by reference into this Item 7.01.

ITEM 8.01         OTHER EVENTS

On February 9, 2015, the Board of Directors of the Company declared a quarterly cash dividend to its stockholders.  A dividend of $0.165 per share will be paid on March 10, 2015 to the stockholders of record at the close of business on February 25, 2015 of each share of the Company’s common stock.  Future dividends, if any, will be subject to Board approval.  On February 11, 2015, the Company included in its press release, attached hereto as Exhibit 99.1 and described in Item 2.02 above, an announcement of the declaration of the dividend.  The full text of the press release is furnished as Exhibit 99.1 to this Report and is hereby incorporated by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1	Press release dated February 11, 2015 entitled, “The Cheesecake Factory Reports Results for Fourth Quarter of Fiscal 2014”

99.2	Power Point slide dated February 11, 2015 entitled “Five Year Plan, Sustainable Long-Term Growth”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2015	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ W. Douglas Benn
W. Douglas Benn
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated February 11, 2015 entitled, “The Cheesecake Factory Reports Results for Fourth Quarter of Fiscal 2014”

99.2	Power Point slide dated February 11, 2015 entitled “Five Year Plan, Sustainable Long-Term Growth”